                                                                   EXHIBIT 10(c)


                                                                  EXECUTION COPY


                                 FIFTH AMENDMENT

                  FIFTH AMENDMENT, dated as of March 30, 1999 (this "Fifth Amendment"), to the Agreement and Amendment dated as of February 26, 1997, as amended by the First Amendment, dated as of June 17, 1997, the Second Amendment, dated as of February 3, 1998, the Third Amendment, dated as of March 26, 1998 and the Fourth Amendment, dated as of July 10, 1998 (as the same may be amended, supplemented or modified from time to time, the "February 1997 Five-Year Agreement and Amendment") among COLUMBIA/HCA HEALTHCARE CORPORATION, a Delaware corporation (the "Company"), the several banks and other financial institutions from time to time parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION, THE BANK OF NEW YORK, DEUTSCHE BANK AG, FLEET NATIONAL BANK, THE FUJI BANK LIMITED, THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK NATIONAL ASSOCIATION, TORONTO DOMINION (TEXAS), INC., UNION BANK OF SWITZERLAND, NEW YORK BRANCH AND WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"), THE SAKURA BANK, LTD. NEW YORK BRANCH, THE SUMITOMO BANK LIMITED, SUNTRUST BANK, NASHVILLE, N.A., WELLS FARGO BANK, N.A., as Lead Managers (collectively, the "Lead Managers") and THE CHASE MANHATTAN BANK, a New York banking corporation as Agent for the Banks hereunder ("Chase", and in such capacity, the "Agent") and as CAF Loan Agent (in such capacity, the "CAF Loan Agent").

                              W I T N E S S E T H :

                  WHEREAS, for the convenience of the parties to the agreement and amendment dated as of February 28, 1996 (the "February 1996 Agreement and Amendment"), among the Company, the several banks and other financial institutions from time to time parties thereto and Chase, as agent for the Banks hereunder and as CAF Loan Agent, a composite conformed copy (the "Five-Year Composite Conformed Credit Agreement") of the Credit Agreement, dated as of February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment, the February 1995 Agreement and Amendment and the February 1996 Agreement and Amendment was prepared and delivered to such parties;

                  WHEREAS, the February 1997 Five-Year Agreement and Amendment adopts and incorporates by reference all of the terms and provisions of the Five-Year Composite Conformed Credit Agreement, subject to the amendment thereto provided for in the February 1997 Five-Year Agreement and Amendment;

                  WHEREAS, the parties hereto wish to amend certain provisions of the February 1997 Five-Year Agreement and Amendment on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:

                  1. Definitions. Unless otherwise defined herein, terms defined in the February 1997 Five-Year Agreement and Amendment shall be used as so defined.

                  2. Amendments to the February 1997 Five-Year Agreement and Amendment in respect of the Letter of Credit Facility. (a) Section 3 of the February 1997 Five-Year Agreement and Amendment is hereby amended as follows:

         (1) by inserting in such section the following new defined terms in proper alphabetical order:

                  "`Aggregate Outstanding Extensions of Credit`: as to any Bank at any time, an amount equal to the sum of (a) the aggregate principal amount of all Loans made by such Bank then outstanding and (b) such Bank's Commitment Percentage of the L/C Obligations then outstanding.";

                  "`Application`: an application, in such form as the Issuing Bank may specify from time to time, requesting the Issuing Bank to open a Letter of Credit.";

                  "`Issuing Bank`: Chase or any of its Affiliates in their capacity as issuer of any Letter of Credit.";

                  "`L/C Commitment`: $1,250,000,000.";

                  "`L/C Fee Payment Date`: the last day of each March, and June, September and December.";

                  "`L/C Obligations`: at any time, an amount equal to the sum of
         (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to subsection 2A.5(a).";

                  "`L/C Participants`: the collective reference to all the Banks other than the Issuing Bank.";

                  "`Letters of Credit`: as defined in paragraph 2A.1(a).";

                  "`Reimbursement Obligation`: the obligation of the Company to reimburse the Issuing Bank pursuant to subsection 2A.5(a) for amounts drawn under Letters of Credit.";

                  "`Uniform Customs`: the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.";

         (2) by deleting the defined terms "Available Commitment", "Borrowing Date", "Commitment" and "Loan Documents" in their entirety and substituting in lieu thereof the following new defined terms in proper alphabetical order:

                  "`Available Commitment`: as to any Bank, at any time, an amount equal to the excess, if any, of (a) such Bank's Commitment over
         (b) such Bank's Aggregate Outstanding Extensions of Credit.";

                  "`Borrowing Date`: any Business Day specified in a notice pursuant to subsection 2.1(c), 2.2(b) or 2A.2 as a date on which the Company requests the Banks to make Revolving Credit Loans or CAF Loans or issue Letters of Credit, as the case may be, hereunder.";

                  "`Commitment`: as to any Bank, the obligation of such Bank to make Loans to and/or issue or participate in Letters of Credit issued on behalf of the Company hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Bank's name on Schedule I.";

                  "`Loan Documents`: this Agreement, the Notes and the Applications.".

         (b) The February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new Sections after Section 5A reading as follows:

         (1) "SECTION 5B. Letter of Credit Facility. The Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new Section 2A immediately prior to
         Section 3 as follows:

                  `SECTION 2A.  LETTERS OF CREDIT

                  2A.1 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Bank, in reliance on the agreements of the other Banks set forth in subsection 2A.4(a), agrees to issue letters of credit (such letters of credit, "Letters of Credit") for the account of the Company on any Business Day during the Commitment Period in such form as may be approved from time to time by the Issuing Bank; provided that the Issuing Bank shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (1) the L/C Obligations would exceed the L/C Commitment or (2) the aggregate amount of the Available Commitments would be less than zero.

                  (b) Each Letter of Credit shall expire no later than the earlier of (x) the first anniversary of its date of issuance (it being agreed that a provision in a Letter of Credit for automatic renewal of such Letter of Credit for a period of no more than one year at a time in the absence of a termination notice shall not be deemed to be an expiry date of later than the date such termination notice would be effective) and (y) the date that is five Business Days prior to the Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

                  (c) The Issuing Bank shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Bank or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                  2A.2 Procedure for Issuance of Letters of Credit. The Company may from time to time request that the Issuing Bank issue a Letter of Credit by delivering to the Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Issuing Bank, and such other certificates, documents and other papers and information as the Issuing Bank may request. Upon receipt of any Application, the Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Bank be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Bank and the Company. The Issuing Bank shall furnish a copy of such Letter of Credit to the Company promptly following the issuance thereof.

                  2A.3 Fees and Other Charges. (a) The Company will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans, shared ratably among the Banks and payable quarterly in arrears on each L/C Fee Payment Date after the date of issuance of each Letter of Credit. In addition, the Company shall pay to the Agent, for the account of the Issuing Bank, a fronting fee with respect to each Letter of Credit in an amount equal to 0.125% of the face amount of such Letter of Credit. Such fronting fee shall be payable quarterly in arrears and shall be nonrefundable.

                  (b) In addition to the foregoing fees, the Company shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

                  (c) The Agent shall, promptly following its receipt thereof, distribute to the Issuing Bank and the L/C Participants all fees received by the Agent for their respective accounts pursuant to this subsection.

                  2A.4 L/C Participations. (a) The Issuing Bank irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Bank to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Bank, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Commitment Percentage in the Issuing Bank's obligations and rights under each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Bank thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Bank that, if a draft is paid under any Letter of Credit for which the Issuing Bank is not reimbursed in full by the Company in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Bank upon demand at the Issuing Bank's address specified herein an amount equal to such L/C Participant's Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

                  (b) If any amount required to be paid by any L/C Participant to the Issuing Bank pursuant to paragraph 2A.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Bank under any Letter of Credit is paid to the Issuing Bank within three Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Bank on demand an amount equal to the product of (1) such amount, times (2) the daily average Federal funds rate, as quoted by the Issuing Bank, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Bank, times (3) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to paragraph 2A.4(a) is not in fact made available to the Issuing Bank by such L/C Participant within three Business Days after the date such payment is due, the Issuing Bank shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Alternate Base Rate Loans hereunder. A certificate of the Issuing Bank submitted to any L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

                  (c) Whenever, at any time after the Issuing Bank has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with subsection 2A.4(a), the Issuing Bank receives any payment related to such Letter of Credit (whether directly from the Company or otherwise, including proceeds of collateral applied thereto by the Issuing Bank), or any payment of interest on account thereof, the Issuing Bank will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by the Issuing Bank shall be required to be returned by the Issuing Bank, such L/C Participant shall return to the Issuing Bank the portion thereof previously distributed by the Issuing Bank to it.

                  2A.5 Reimbursement Obligation of the Company. (a) The Company agrees to reimburse the Issuing Bank on each date on which the Issuing Bank notifies the Company of the date and amount of a draft presented under any Letter of Credit and paid by the Issuing Bank for the amount of (1) such draft so paid and (2) any taxes, fees, charges or other costs or expenses incurred by the Issuing Bank in connection with such payment. Each such payment shall be made to the Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

                  (b) Interest shall be payable on any and all amounts remaining unpaid by the Company under this subsection from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate set forth in (i) until the second Business Day following the date of the applicable drawing, subsection 2.7(b) and (ii) thereafter, subsection 2.7(c).

                  2A.6 Obligations Absolute. (a) The Company's obligations under this Section 2A shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Company may have or have had against the Issuing Bank or any beneficiary of a Letter of Credit.

                  (b) The Company also agrees with the Issuing Bank that the Issuing Bank shall not be responsible for, and the Company's Reimbursement Obligations under subsection 2A.5(a) shall not be affected by, among other things, (1) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (2) any dispute between or among the Company and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (3) any claims whatsoever of the Company against any beneficiary of such Letter of Credit or any such transferee.

                  (c) The Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Bank's gross negligence or willful misconduct.

                  (d) The Company agrees that any action taken or omitted by the Issuing Bank under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence of willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Company and shall not result in any liability of the Issuing Bank to the Company.

                  2A.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the Issuing Bank shall promptly notify the Company of the date and amount thereof. The responsibility of the Issuing Bank to the Company in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

                  2A.8 Application. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 2A, the provisions of this Section 2A shall apply.`".

         (2) "SECTION 5C. Paragraph (a) of subsection 2.1 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the first sentence of such paragraph (a) and substituting in lieu thereof the following:

                           `Subject to the terms and conditions hereof, each
                  Bank severally agrees to make loans ("Revolving Credit Loans") to the Company from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Bank's Commitment Percentage of the then outstanding L/C Obligations, does not exceed the amount of such Bank's Commitment.`".

         (3) "SECTION 5D. Paragraph (a) of subsection 2.4 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the proviso at the end of the first sentence of such paragraph (a) and substituting in lieu thereof the following:

                  `provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding L/C Obligations, would exceed the Commitments then in effect.`".

         (4) "SECTION 5E. Clause (i) of paragraph (a) of subsection 2.12 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such clause (i) of such paragraph and substituting in lieu thereof the following:

                           `(i) shall subject any Bank to any tax of any kind
                  whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Bank in respect thereof (except for taxes covered by subsection 2.14 and changes in the rate of tax on the overall net income of such Bank);`".

         (5) "SECTION 5F. Paragraph (a) of subsection 2.12 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the end of the first sentence of such paragraph (a) and substituting in lieu thereof the following:

                  `and the result of any of the foregoing is to increase the cost to such Bank, by an amount which such Bank deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof then, in any such case, the Company shall promptly pay such Bank, upon its demand, any additional amounts necessary to compensate such Bank for such increased cost or reduced amount receivable.`".

         (6) "SECTION 5G. Subsection 2.13 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the first sentence of such subsection 2.13 and substituting in lieu thereof the following:

                  `In the event that any Bank shall have determined that any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Bank or any corporation controlling such Bank with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Bank's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Bank or such corporation could have achieved but for such change or compliance (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, after submission by such Bank, through the Agent, to the Company of a written request therefore (such request shall include details reasonably sufficient to establish the basis for such amounts payable and shall be submitted to the Company within 30 Business Days after it becomes aware of such fact), the Company shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.`".

         (7) "SECTION 5H. Subsection 3.1 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the second sentence of such subsection 3.1 and substituting in lieu thereof the following:

                  `The Company has all necessary corporate power and has taken all corporate action required to make all the provisions of this Agreement, the Notes, the Applications and all other agreements and instruments executed in connection herewith and therewith, the valid and enforceable obligations they purport to be`".

         (8) "SECTION 5I. Subsection 3.9 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection 3.9 in its entirety and substituting in lieu thereof the following:

                           `3.9 No Legal Obstacle to Agreement. Neither the
                  execution and delivery of this Agreement, the Applications or any Notes, nor the making by the Company of any borrowings hereunder, nor the consummation of any transaction herein or therein referred to or contemplated hereby or thereby nor the fulfillment of the terms hereof or thereof or of any agreement or instrument referred to in this Agreement, has constituted or resulted in or will constitute or result in a breach of the provisions of any contract to which the Company or any of its Subsidiaries is a party or by which it is bound or of the charter or by-laws of the Company, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any of its Subsidiaries, or result in the creation under any agreement or instrument of any security interest, lien, charge or encumbrance upon any of the assets of the Company or any of its Subsidiaries. Other than those which have already been obtained, no approval, authorization or other action by any governmental authority or any other Person is required to be obtained by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement, the Applications or the transactions contemplated hereby, or the making of any borrowing by the Company hereunder.`".

         (9) "SECTION 5J. Section 4 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the lead-in sentence of such Section 4 and substituting in lieu thereof the following:

                           `The obligations of each Bank to make the extensions
                  of credit requested to be made by it shall be subject to the compliance by the Company with its agreements herein contained and to the satisfaction, immediately prior to or concurrently with the making of such extensions of credit on the Closing Date and each Borrowing Date of such of the following further conditions as are applicable on the Closing Date or the Borrowing Date, as the case may be:`".

         (10) "Section 5K. Section 4.5 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection 4.5 in its entirety and substituting in lieu thereof the following:

                           4.5 Legality, etc. The making of any extension of
                  credit to be made by such Bank on each Borrowing Date shall not subject such Bank to any penalty or special tax, shall not be prohibited by any Requirement of Law applicable to such Bank or the Company, and all necessary consents, approvals and authorizations of any Governmental Authority or any Person to or of any such extension of credit shall have been obtained and shall be in full force and effect.`"

         (11) "SECTION 5L. Section 5 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year

         Agreement and Amendment is hereby amended by deleting the lead-in sentence of such Section 5 and substituting in lieu thereof the following:

                           `On and after the date hereof, until all of the
                  Notes, any Letter of Credit and all other amounts payable pursuant hereto shall have been paid in full and so long as the Commitments shall remain in effect, the Company covenants that the Company will comply, and will cause each of its Subsidiaries to comply, with such of the provisions of this
                  Section 5 and such other provisions of this Agreement as are applicable to the Person in question.`".

         (12) "SECTION 5M. Paragraph (a) of subsection 6.1 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such paragraph (a) and substituting in lieu thereof the following:

                           `(a) any default shall be made by the Company in any
                  payment in respect of: (i) interest on any of the Notes, on any Reimbursement Obligation or any facility fee payable hereunder as the same shall become due and such default shall continue for a period of five days; or (ii) principal of any of the Indebtedness evidenced by the Notes or any Reimbursement Obligation as the same shall become due, whether at maturity, by prepayment, by acceleration or otherwise; or`".

         (13) "SECTION 5N. The acceleration clause immediately following paragraph (g) of subsection 6.1 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such acceleration clause in its entirety and substituting in lieu thereof the following:

                  `then and in each and every such case, (x) the Agent may, with the consent of the Required Banks, or shall, at the direction of the Required Banks, proceed to protect and enforce the rights of the Banks by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement, any Letter of Credit or any Note or in any instrument delivered to each Bank pursuant to this Agreement, or in aid of the exercise of any power granted in this Agreement, any Letter of Credit or any Note or any such instrument or assignment, and
                  (y) the Agent may, with the consent of the Required Banks, or shall, at the direction of the Required Banks, by notice in writing to the Company terminate the obligations of the Banks to make further extensions of credit hereunder, and thereupon such obligations shall terminate forthwith and (z) (unless there shall have occurred an Event of Default under subsection 6.1(f), in which case the obligations of the Banks to make further extensions of credit hereunder shall automatically terminate and the unpaid balance of the Notes and accrued interest thereon and all other amounts payable hereunder (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder (collectively, the "Bank Obligations") shall automatically become due and payable) the Agent may, with the consent of the Required Banks, or shall, at the direction of the Required Banks, by notice in writing to the Company declare all or any part of the unpaid balance of the Bank Obligations then outstanding to be forthwith due and payable, and thereupon such unpaid balance or part thereof shall become so due and payable without presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, the obligations of the Banks to make further extensions of credit hereunder shall terminate forthwith, and the Agent may, with the consent of the Required Banks, or shall, at the direction of the Required Banks, proceed to enforce payment of such balance or part thereof in such manner as the Agent may elect, and each Bank may offset and apply toward the payment of such balance or part thereof, and to the curing of any such Event of Default, any Indebtedness from such Bank to the Company, including any Indebtedness represented by deposits in any general or special account maintained with such Bank.

                           With respect to all Letters of Credit with respect to
                  which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Company shall at such time deposit in a cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Company hereby grants to the Agent, for the benefit of the Issuing Bank and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Company under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have been expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Company hereunder and under the Notes. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Company hereunder and under the Notes shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Company. The Company shall execute and deliver to the Agent, for the account of the Issuing Bank and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account`".

         (14) "SECTION 5O. Subsection 7.8 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting the second sentence of such subsection 7.8 and substituting in lieu thereof the following:

                  `With respect to its Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued or participated in by it, the Agent and the CAF Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" shall include the Agent in its individual capacity.`".

         (15) "SECTION 5P. Subsection 8.7 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection 8.7 in its entirety and substituting in lieu thereof the following:

                           `8.7 Adjustments; Set-off. (a) If any Bank (a
                  "benefitted Bank") at any time shall receive any payment of all or part of its Loans or its interests in the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in subsection 6.1(f), for otherwise), in a greater proportion than any such payment to or collateral received by any other Bank, if any, in respect of such other Bank's Loans or its interests in the Reimbursement Obligations owing to it, or interest thereon, such benefitted Bank shall purchase for cash from the other Banks such portion of each such other Bank's Loan or its interests in the Reimbursement Obligations owing to it, or shall provide such other Banks with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Bank to share the excess payment or benefits of such collateral or proceeds ratably with each of the Banks; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Bank, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Company agrees that each Bank so purchasing a portion of another Bank's Loan may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Bank were the direct holder of such portion.`".

                  3. Other Amendments to the February 1997 Agreement and Amendment. (a) Section 3 of the February 1997 Five-Year Agreement and Amendment is hereby amended as follows:

                  (1) by inserting in such section the following new defined terms in proper alphabetical order:

                           "`Fifth Amendment`: Fifth Amendment dated March 30,
                  1999 to the Five-Year Agreement and Amendment."

                           "`Fifth Amendment Date`: March 30, 1999."

                           "`LifePoint`: LifePoint Hospitals, Inc., Delaware
                  corporation to be formed."

                           "`Triad`: Triad Hospitals, Inc., a Delaware
                  corporation to be formed."

                  (2) by deleting the defined term "Subsidiary" in its entirety and inserting in lieu thereof the following new defined term in proper alphabetical order:

                           "`Subsidiary`: as to any Person, a corporation,
                  partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, directly or indirectly through one or more intermediaries, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company."

                  (b) Section 6B of the February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new paragraphs after Section 6B as follows:

                  "SECTION 6C. Pension Plans. The Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference to this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting subsection 3.12 in its entirety and substituting in lieu thereof the following:

                  `3.12. Pension Plans. Each Plan maintained by the Company, any Subsidiary or any Control Group Person or to which any of them makes or will make contributions is in material compliance with the applicable provisions of ERISA and the Code. Neither the Company, any Subsidiary, nor any Control Group Person has since August 31, 1986 maintained, contributed to or participated in any Multiemployer Plan, with respect to which a complete withdrawal would result in any withdrawal liability. The Company and its Subsidiaries have met all of the funding standards applicable to all Plans that are not Multiemployer Plans, and there exists no event or condition which would permit the institution of proceedings to terminate any Plan that is not a Multiemployer Plan. The current value of the benefits guaranteed under Title IV of ERISA of each Plan that is not a Multiemployer Plan does not exceed the current value of such Plan's assets allocable to such benefits.`"

                  "SECTION 6D. Year 2000 Matters. The Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference to this February 1997 Five-

         Year Agreement and Amendment is hereby amended by adding the following new subsection immediately following subsection 3.16 therein as follows:

                  `3.17 Year 2000 Matters. As of the Fifth Amendment Date, any reprogramming required to permit the proper functioning (but only to the extent that such proper functioning would otherwise be materially impaired by the occurrence of the year
                  2000) in the year 2000 of computer systems and other equipment containing embedded microchips, in either case owned or operated by the Company or any of its Subsidiaries or used or relied upon in the conduct of their business (including any such systems and other equipment supplied by others or with which the computer systems of the Company or any of its Subsidiaries interface), and the testing of all material systems and other equipment as so reprogrammed, will be completed by September 30, 1999, except where the failure to do so could not reasonably be expected to result in a material adverse change in the business or assets or in the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis. As of the Fifth Amendment Date, the costs to the Company and its Subsidiaries that have not been incurred as of the date hereof for such reprogramming and testing and for the other reasonably foreseeable consequences to them of any improper functioning of other computer systems and equipment containing embedded microchips due to the occurrence of the year 2000 could not reasonably be expected to result in a Default or Event of Default or to have a material adverse change in the business or assets or in the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis.`".

                  (c) Section 8I of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "SECTION 8I. Sales of Assets. Subsection 5.10 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                           `5.10 Sales of Assets. The Company and its
                  Subsidiaries may from time to time sell or otherwise dispose of all or any part of their respective assets; provided, however, that in any fiscal year, the Company and its Subsidiaries will not (a) sell or dispose of (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction), outside of the ordinary course of business, to Persons other than the Company and its Subsidiaries, assets constituting in the aggregate more than 12% of Consolidated Assets of the Company (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof) and its Subsidiaries as at the end of the immediately preceding fiscal year (excluding the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company) and
                  (b) exchange with any Persons other than the Company and its Subsidiaries any asset or group of assets for another asset or group of assets unless (i) such asset or group of assets are exchanged for an asset or group of assets of a substantially similar type or nature, (ii) on a pro forma basis both before and after giving effect to such exchange, no Default or Event of Default shall have occurred and be continuing, (iii) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of the asset or group of assets being transferred by the Company or such Subsidiary and the asset or group of assets being acquired by the Company or such Subsidiary are substantially equal and (iv) the aggregate of (x) all assets of the Company and its Subsidiaries sold pursuant to subsection 5.10(a) (including, without limitation, any disposition resulting from any merger or consolidation involving a Subsidiary of the Company, and any Sale-and-Leaseback Transaction) (excluding the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company) and (y) the aggregate fair market value (as determined in good faith by the Board of Directors of the Company) of all assets of the Company and its Subsidiaries exchanged pursuant to this subsection 5.10(b) does not exceed 20% of Consolidated Assets of the Company and its Subsidiaries as at the end of the immediately preceding fiscal year (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof).`".

                  (d) Section 8K of the February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such section in its entirety and substituting in lieu thereof the following:

                  "SECTION 8K. Company Officers' Certificate. Subsection 4.3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  `4.3 Company Officers' Certificate. The representations and warranties contained in Section 3 (as qualified by the disclosures in (i) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (iii) the Company's Reports on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998, May 27, 1998, July
                  30, 1998, October 28, 1998, December 15, 1998 and February 24, 1999 and (iv) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, previously distributed to the Agent and made available to the Banks) shall be true and correct in all material respects on the Closing Date and on and as of each Borrowing Date with the same force and effect as though made on and as of each Borrowing Date with the same force and effect as though made on and as of such date; no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; between December 31, 1994 and such Borrowing Date, neither the business nor assets, nor the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis shall have been adversely affected in any material manner as a result of any fire, flood, explosion, accident, drought, strike, lockout, riot, sabotage, confiscation, condemnation, or any purchase of any property by Governmental Authority, activities or armed forces, acts of God or the public enemy, new or amended legislation, regulatory order, judicial decision or any other event or development whether or not related to those enumerated above (all subject to the disclosures enumerated above); and the Agent shall have received a certificate containing a representation to these effects dated such Borrowing Date and signed by a Responsible Officer`".

                  (e) The February 1997 Five-Year Agreement and Amendment is hereby amended by adding the following new paragraphs after Section 8K reading as follows:

                  "SECTION 8L. ERISA Reports. Subsection 5.5(d) of the Five-Year Composite Conformed Credit as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                           `5.5(d) ERISA Reports. The Company will furnish the
                  Agent with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after any such request is submitted by the Company to the Department of Labor or the Internal Revenue Service, as the case may be. Promptly after a Reportable Event occurs, or the Company or any of its Subsidiaries receives notice that the PBGC or any Control Group Person has instituted or intends to institute proceedings to terminate any pension or other Plan that is a "defined benefit plan" as defined in ERISA, or prior to the Plan administrator's terminating such Plan pursuant to Section 4041 of ERISA, the Company will notify the Agent and will furnish to the Agent a copy of any notice of such Reportable Event which is required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its institution of such proceedings or its intent to institute such proceedings, or any notice to the PBGC that a Plan is to be terminated, as the case may be. The Company will promptly notify each Bank upon learning of the occurrence of any of the following events with respect to any Plan which is a Multiemployer Plan: a partial or complete withdrawal from any Plan which may result in the incurrence by the Company or any of is Subsidiaries of withdrawal liability in excess of $1,000,000 under Subtitle E of Title IV of ERISA, or of the termination, insolvency or reorganization status of any Plan under such Subtitle E which may result in liability to the Company or any of its Subsidiaries in excess of

                  $1,000,000. In the event of such a withdrawal, upon the request of the Agent or any Bank, the Company will promptly provide information with respect to the scope and extent of such liability, to the best of the Company's knowledge.`".

                  "SECTION 8M. Compliance with ERISA. Subsection 5.11 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  "`5.11 Compliance with ERISA. Each of the Company and its Subsidiaries will meet, and will cause all Control Group Persons to meet, all minimum funding requirements applicable to any Plan imposed by ERISA or the Code (without giving effect to any waivers of such requirements or extensions of the related amortization periods which may be granted), and will at all times comply, and will cause all Control Group Persons to comply, in all material respects with the provisions of ERISA and the Code which are applicable to the Plans. At no time shall the aggregate actual and contingent liabilities of the Company under Sections 4062, 4063, 4064 and other provisions of ERISA with respect to all Plans (and all other pension plans to which the Company, any Subsidiary, or any Control Group Person made contributions prior to such time) exceed $7,500,000. Neither the Company nor its Subsidiaries will permit any event or condition to exist which could permit any Plan which is not a Multiemployer Plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company or any of its Subsidiaries.`".

                  "SECTION 8N. Negative Pledge. Subsection 5.12 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                  `5.12 Negative Pledge. The Company will not and will ensure that no Subsidiary will create or have outstanding any security on or over any Principal Property in respect of any Indebtedness and the Company will not create or have outstanding any security on or over the capital stock of any of its Subsidiaries that own a Principal Property and will ensure that no Subsidiary will create or have outstanding any security on or over the capital stock of any of its respective Subsidiaries that own a Principal Property except in either case for:

                  (a) any security for the purchase price or cost of construction of real property acquired by the Company or any of its Subsidiaries (or additions, substantial repairs, alterations or substantial improvements thereto) or equipment, provided that such Indebtedness and such security are incurred within 18 months of the acquisition or completion of construction (or alteration or repair) and full operation;

                  (b) any security existing on property or on capital stock, as the case may be, at the time of acquisition of such property or capital stock, as the case maybe, by the Company or a Subsidiary or on the property or capital stock, as the case may be, of a corporation at the time of the acquisition of such corporation by the Company or a Subsidiary (including acquisitions through merger or consolidation);

                  (c) any security created in favor of the Company or a Subsidiary;

                  (d) any security created by operation of law in favor of government agencies of the United States of America or any State thereof;

                  (e) any security created in connection with the borrowing of funds if within 120 days such funds are used to repay Indebtedness in at least the same principal amount as secured by other security of Principal Property or capital stock of a Subsidiary that owns a Principal Property, as the case may be, with an independent appraised fair market value at least equal to the appraised fair market value of the Principal Property or capital stock of a Subsidiary that owns a Principal Property, as the case may be, secured by the new security; and

                  (f) any extension, renewal or replacement of any security referred to in the foregoing clauses (a) through (e) provided that the amount thereby secured is not increased;

unless any Loans made and/or to be made to and all other sums payable by the Company under this Agreement shall be secured equally and ratably with (or prior to) such Indebtedness so long as such Indebtedness shall be so secured. Notwithstanding the foregoing, the Company and any one or more Subsidiaries may, without securing the Loans made and/or to be made to and all other sums payable by the Company under this Agreement, create, issue or assume Indebtedness which would otherwise be subject to the foregoing restrictions in an aggregate principal amount which, together with all other such Indebtedness of the Company and its Subsidiaries (not including (i) Indebtedness permitted to be secured pursuant to the foregoing clauses (a) through (f) and the aggregate Attributable Debt or (ii) Indebtedness incurred by one or more Subsidiaries of the Company and thereafter assumed by Life Point and/or Triad (and/or their respective Subsidiaries) in connection with the tax-free spin-off distributions of the common stock of Life Point and Triad to the shareholders of the Company), including Indebtedness in respect of Sale-and-Lease-back Transactions (other than those permitted by subsection 5.13(b)), does not exceed 10% of Consolidated Net Tangible Assets of the Company and its Subsidiaries (calculated after giving pro forma effect thereto as if the tax-free spin-off distributions of the common stock of LifePoint and Triad to the shareholders of the Company occurred on the first day of the testing period thereof).`".

                  "SECTION 8O. Transactions with Affiliates. Subsection 5.3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-Year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting the following:

                  `5.3 Transactions with Affiliates. Neither the Company nor any of its Subsidiaries will enter into any transactions, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any of their Affiliates (other than the Company and its Subsidiaries) (excluding the tax-free spin-off distributions of the common stock of Life Point and Triad to the shareholders of the Company and the transitional services agreements to be entered into with Life Point and Triad in connection therewith) unless such transaction is otherwise permitted under this Agreement, is in the ordinary course of the Company's or such Subsidiary's business and is upon fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in an arm's-length transaction.`".

                  "SECTION 8P. Merger or Consolidation. Subsection 5.9 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into this February 1997 Five-year Agreement and Amendment is hereby amended by deleting such subsection in its entirety and substituting the following:

                  `5.9 Merger or Consolidation. The Company will not become a constituent corporation in any merger or consolidation unless the Company shall be the surviving or resulting corporation and immediately before and after giving effect to such merger or consolidation there shall exist no Default; provided that the Company may merge into another Subsidiary owned by the Company for the purposes of causing the Company to be incorporated in a different jurisdiction in the United States or causing the Company to change its name.`".

                  4. Effective Date; Conditions Precedent. This Fifth Amendment will become effective on March 30, 1999 (the "Effective Date") subject to the compliance by the Company with its agreements herein contained and to the satisfaction on or before the Effective Date of the following further conditions:

                     (a) Loan Documents. The Agent shall have received copies of this Fifth Amendment, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and executed and delivered by the Required Banks.

                     (b) Company Officers' Certificate. The representations and warranties contained in Section 3 of the Five-Year Composite Conformed Credit Agreement as adopted and incorporated by reference into, and as amended by, the February 1997 Five-Year Agreement and Amendment (as qualified by the disclosures in (i) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, (ii) the Company's Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, (iii) the Company's Reports on Form 8-K dated February 6, 1998, February 13, 1998, March 6, 1998, May 27, 1998, July 30, 1998, October 28, 1998, December 15, 1998 and
         February 24, 1999 and (iv) the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998, as filed with the Securities and Exchange Commission, previously distributed to the Agent and made available to the Banks) shall be true and correct in all material respects on the Effective Date with the same force and effect as though made on and as of such date; on and as of the Effective Date and after giving effect to this Fifth Amendment, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured); and the Agent shall have received a certificate containing a representation to these effects dated the Effective Date and signed by a Responsible Officer.

                     (c) Amendment to July 1998 Term Loan Facility. The July 1998 Term Loan Facility shall have been amended in a manner corresponding to the amendments contained in Section 3 hereof.

                  5. Legal Obligation. The Company represents and warrants to each Bank that this Fifth Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  6. Continuing Effect; Application. Except as expressly amended hereby, the February 1997 Five-Year Agreement and Amendment shall continue to be and shall remain in full force and effect in accordance with its terms.

                  7. Expenses. The Company agrees to pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Fifth Amendment and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  8. GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  9. Counterparts. This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Fifth Amendment signed by all the parties shall be lodged with the Company and the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        COLUMBIA/HCA HEALTHCARE CORPORATION

                                        By: /s/ David G. Anderson
                                            ------------------------------------
                                            Name:  David G. Anderson
                                            Title: Vice President-Finance and
                                                     Treasurer


                                        THE CHASE MANHATTAN BANK, as Agent, as
                                        CAF Loan Agent and as a Bank


                                        By: /s/ Dawn Lee Lum
                                            ------------------------------------
                                            Name:  Dawn Lee Lum
                                            Title: Vice President


                                        THE CHASE MANHATTAN BANK or any of its
                                        Affiliates, as Issuing Bank


                                        By: /s/ Dawn Lee Lum
                                            ------------------------------------
                                            Name:  Dawn Lee Lum
                                            Title: Vice President


                                        ABN AMRO BANK N.V., as a Bank


                                        By: /s/ Steven L. Hipsman
                                            ------------------------------------
                                            Name:  Steven L. Hipsman
                                            Title: Vice President

                                        By: /s/ Robert A. Budnek
                                            ------------------------------------
                                            Name:  Robert A. Budnek
                                            Title: Vice President

                                        ARAB BANK PLC, GRAND CAYMAN BRANCH, as a
                                        Bank


                                        By: /s/ Nofal Barbar
                                            ------------------------------------
                                            Name:  Nofal Barbar
                                            Title: Executive Vice President and
                                                     Regional Manager


                                        BANCA MONTE DEI PASCHI DI SIENA SpA, as
                                        a Bank


                                        By: /s/ G. Natalicchi
                                            ------------------------------------
                                            Name:  G. Natalicchi
                                            Title: Senior Vice President and
                                                     General Manager

                                        By: /s/ Brian R. Landy
                                            ------------------------------------
                                            Name:  Brian R. Landy
                                            Title: Vice President


                                        BANCA NAZIONALE DEL LAVORO, SpA, as a
                                        Bank


                                        By: /s/ Giulio Giovine
                                            ------------------------------------
                                            Name:  Giulio Giovine
                                            Title: Vice President

                                        By: /s/ Leonardo Valentini
                                            ------------------------------------
                                            Name:  Leonardo Valentini
                                            Title: First Vice President


                                        BANK ONE TEXAS, N.A., as a Bank


                                        By: /s/ L. Richard Schiller
                                            ------------------------------------
                                            Name:  L. Richard Schiller
                                            Title: Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as a Co-Agent and
                                        as a Bank


                                        By: /s/ Kevin Wagley
                                            ------------------------------------
                                            Name:  Kevin Wagley
                                            Title: Vice President


                                        THE BANK OF NEW YORK, as a Co-Agent and
                                        as a Bank


                                        By: /s/ Ann Marie Hughes
                                            ------------------------------------
                                            Name:  Ann Marie Hughes
                                            Title: Vice President


                                        THE BANK OF NOVA SCOTIA, as a Bank


                                        By: /s/ W.J. Brown
                                            ------------------------------------
                                            Name:  W.J. Brown
                                            Title: Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST COMPANY,
                                        as a Bank


                                        By: /s/ Jesse A. Reid, Jr.
                                            ------------------------------------
                                            Name:  Jesse A. Reid, Jr.
                                            Title: Vice President


                                        BANQUE NATIONALE DE PARIS -Houston
                                        Agency, as a Bank


                                        By: /s/ Warren G. Parham
                                            ------------------------------------
                                            Name:  Warren G. Parham
                                            Title: Vice President

                                        BARNETT BANK, N.A., as a Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CITIBANK, N.A., as a Bank


                                        By: /s/ Gregory K. Park
                                            ------------------------------------
                                            Name:  Gregory K. Park
                                            Title: Vice President


                                        COMERICA BANK, as a Bank


                                        By: /s/ Colleen M. Murphy
                                            ------------------------------------
                                            Name:  Colleen M. Murphy
                                            Title: Assistant Vice President


                                        CORESTATES BANK, N.A., as a Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CRESTAR BANK, as a Bank


                                        By: /s/ C. Gray Key
                                            ------------------------------------
                                            Name:  C. Gray Key
                                            Title: Vice President


                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                        ATLANTA AGENCY, as a Bank


                                        By: /s/ Christopher Fahey
                                            ------------------------------------
                                            Name:  Christopher Fahey
                                            Title: Vice President

                                        DEN DANSKE BANK AKTIESELSKAB, as a Bank
                                        CAYMAN ISLANDS BRANCH c/o New York
                                        Branch


                                        By: /s/ Dennis T. Shugrue
                                            ------------------------------------
                                            Name:  Dennis T. Shugrue
                                            Title: Assistant Vice President


                                        By: /s/ John A. O'Neill
                                            ------------------------------------
                                            Name:  John A. O'Neill
                                            Title: Vice President


                                        DEUTSCHE BANK AG, NEW YORK AND/OR
                                        CAYMAN ISLANDS BRANCH(ES), as a Co-Agent and as a Bank


                                        By: /s/ Susan L. Pearson
                                            ------------------------------------
                                            Name:  Susan L. Pearson
                                            Title: Director


                                        By: /s/ Stephan A. Wiedemann
                                            ------------------------------------
                                            Name:  Stephan A. Wiedemann
                                            Title: Director


                                        FIRST HAWAIIAN BANK, as a Bank


                                        By: /s/ Charles L. Jenkins
                                            ------------------------------------
                                            Name:  Charles L. Jenkins
                                            Title: Vice President, Manager


                                        FIRST AMERICAN NATIONAL BANK, as a Bank


                                        By: /s/ Sandy Hamrick
                                            ------------------------------------
                                            Name:  Sandy Hamrick
                                            Title: Senior Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO,
                                        as a Bank


                                        By: /s/ L. Richard Schiller
                                            ------------------------------------
                                            Name:  L. Richard Schiller
                                            Title: Vice President


                                        FIRST UNION NATIONAL BANK, as a Bank


                                        By: /s/ Joseph H. Tower
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FLEET NATIONAL BANK, as a Co-Agent and
                                        as a Bank


                                        By: /s/ Maryann Smith
                                            ------------------------------------
                                            Name:  Maryann Smith
                                            Title: Vice President


                                        THE FUJI BANK LIMITED, as a Co-Agent
                                        and as a Bank


                                        By: /s/ Raymond Ventura
                                            ------------------------------------
                                            Name:  Raymond Ventura
                                            Title: Vice President and Manager


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        ATLANTA AGENCY, as a Co-Agent and as a
                                        Bank


                                        By: /s/ Koichi Hasegawa
                                            ------------------------------------
                                            Name:  Koichi Hasegawa
                                            Title: Senior Vice President and
                                                     Deputy General Manager

                                        KEYBANK NATIONAL ASSOCIATION, as a Bank


                                        By: /s/ Thomas J. Purcell
                                            ------------------------------------
                                            Name:  Thomas J. Purcell
                                            Title: Vice President


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION, as a Bank


                                        By: /s/ Beatrice E. Kossodo
                                            ------------------------------------
                                            Name:  Beatrice E. Kossodo
                                            Title: Senior Vice President


                                        THE MITSUI TRUST AND BANKING COMPANY,
                                        LIMITED, NEW YORK BRANCH, as a Bank


                                        By: /s/ Margaret Holloway
                                            ------------------------------------
                                            Name:  Margaret Holloway
                                            Title: Vice President and Manager


                                        NATIONAL CITY BANK OF KENTUCKY, as a
                                        Bank


                                        By: /s/ Deroy Scott
                                            ------------------------------------
                                            Name:  Deroy Scott
                                            Title: Vice President


                                        NATIONSBANK, N.A. as a Co-Agent and as
                                        a Bank


                                        By: /s/ Kevin Wagley
                                            ------------------------------------
                                            Name:  Kevin Wagley
                                            Title: Vice President

                                        THE NORTHERN TRUST COMPANY, as a Bank


                                        By: /s/ Christina L. Jaluc
                                            ------------------------------------
                                            Name:  Christina L. Jaluc
                                            Title: Second Vice President


                                        PNC BANK, N.A., as a Co-Agent and as a
                                        Bank


                                        By: /s/ Kathryn M. Bohr
                                            ------------------------------------
                                            Name:  Kathryn M. Bohr
                                            Title: Vice President


                                        THE SAKURA BANK, LTD. NEW YORK BRANCH,
                                        as a Lead Manager and as a Bank


                                        By: /s/ Yasuhiro Terada
                                            ------------------------------------
                                            Name: Yasuhiro Terada
                                            Title: Senior Vice President


                                        THE SUMITOMO BANK, LIMITED,  as a Lead
                                        Manager and as a Bank


                                        By: /s/ Gary Franke
                                            ------------------------------------
                                            Name:  Gary Franke
                                            Title: Vice President and Manager


                                        STB DELAWARE FUNDING TRUST I, as a Bank


                                        By: /s/ Donald C. Hargadon
                                            ------------------------------------
                                            Name:  Donald C. Hargadon
                                            Title: Assistant Vice President

                                        SUNTRUST BANK, NASHVILLE, N.A., as a
                                        Lead Manager and as a Bank


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        THE TOKAI BANK, LIMITED, NEW YORK
                                        BRANCH, as a Bank


                                        By: /s/ Shinichi Nakatani
                                            ------------------------------------
                                            Name:  Shinichi Nakatani
                                            Title: Assistant General Manager


                                        TORONTO DOMINION (TEXAS), INC., as a
                                        Bank


                                        By: /s/ Jimmy Simlen
                                            ------------------------------------
                                            Name:  Jimmy Simlen
                                            Title: Vice President


                                       THE TOKYO TRUST & BANKING CO., LTD., as
                                        a Bank


                                        By: /s/ M. Hosoda
                                            ------------------------------------
                                            Name:  M. Hosoda
                                            Title: Vice President


                                        UBS AG, STAMFORD BRANCH, as a Co-Agent
                                        and as a Bank


                                        By: /s/ Leo L. Baltz
                                            ------------------------------------
                                            Name:  Leo L. Baltz
                                            Title: Director

                                        By: /s/ Robert H. Riley III
                                            ------------------------------------
                                            Name:  Robert H. Riley III
                                            Title: Executive Director

                                        UNION PLANTERS BANK OF MIDDLE TENNESSEE,
                                        N.A.


                                        By: /s/ William A. Collier
                                            ------------------------------------
                                            Name:  William A. Collier
                                            Title: Vice President


                                        WACHOVIA BANK OF GEORGIA, N.A., as a
                                        Co-Agent and as a Bank


                                        By: /s/ Kenneth Washington
                                            ------------------------------------
                                            Name:  Kenneth Washington
                                            Title: Vice President


                                        WELLS FARGO BANK, N.A., as a Lead
                                        Manager and as a Bank


                                        By: /s/ Timothy A. McDevitt
                                            ------------------------------------
                                            Name:  Timothy A. McDevitt
                                            Title: Vice President

                                        By: /s/ Donald A. Hartmann
                                            ------------------------------------
                                            Name:  Donald A. Hartmann
                                            Title: Senior Vice President


                                        YASUDA TRUST AND BANKING CO., LTD., as
                                        a Bank


                                        By: /s/ Junichiro Kawamura
                                            ------------------------------------
                                            Name:  Junichiro Kawamura
                                            Title: Vice President

                                        THE NORINCHUKIN BANK, NEW YORK BRANCH,
                                        as a Bank


                                        By: /s/ Yoshiro Niiro
                                            ------------------------------------
                                            Name:  Yoshiro Niiro
                                            Title: General Manager


                                        NATIONAL WESTMINSTER BANK PLC


                                        By: NatWest Capital Markets Limited,
                                        its Agent

                                        By: /s/ Jeremy Hood
                                            ------------------------------------
                                            Name:  Jeremy Hood
                                            Title: Vice President


                                        By: Greenwich Capital Markets, Inc.,
                                        its Agent


                                        By: /s/ Jeremy Hood
                                            ------------------------------------
                                            Name:  Jeremy Hood
                                            Title: Vice President


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ William E. Magee
                                            ------------------------------------
                                            Name:  William E. Magee
                                            Title: Duly Authorized Signatory


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Henry Reukauf
                                            ------------------------------------
                                            Name:  Henry Reukauf
                                            Title: Vice President